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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) September 12, 1999

                             Internet America, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Texas                     000-25147                  86-0778979
 ---------------------------        -----------             ------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


One Dallas Center, 350 N. St. Paul Street, Suite 3000, Dallas, Texas   75201
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code       (214) 861-2500
                                                        ----------------

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ITEM 5.  OTHER EVENTS.

         On September 12, 1999, Internet America, Inc., a Texas corporation (the "Company"), entered into an Agreement and Plan of Merger with PDQ.Net, Incorporated, a Texas corporation ("PDQ.Net"), pursuant to which a subsidiary of the Company will merge with and into PDQ.Net, with PDQ.Net surviving as a wholly owned subsidiary of the Company. The consideration for the merger is 2,425,000 shares of the Company's common stock. The merger is subject to customary closing conditions, including the consent of the shareholders of both the Company and PDQ.Net. Subject to such conditions, the Company expects the merger to be completed by December 15, 1999.

         A copy of the press release, dated September 13, 1999, issued by the Company regarding the above-described transaction is attached as Exhibit 99.1 hereto.

ITEM 7. EXHIBITS.

 (c)     99.1   Press Release dated September 13, 1999 issued by the Company.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERNET AMERICA, INC.


                                          /s/  Michael T. Maples
                                          ------------------------------
                                          Michael T. Maples, President and
                                          Chief Executive Officer

Date:  September 27, 1999


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
99.1           Press Release dated September 13, 1999 issued by the Company.